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October 28, 2004

U.S. Securities and Exchange Commission Division of Corporation Finance 450 Fifth Street, N.W. Washington, D.C. 20549-0404
Attention:	Matt Franker Mail Stop 4-4
Re:
Comstock Homebuilding Companies, Inc.
Amendment No. 2 to Registration Statement on Form S-1
File No. 333-118193

        On behalf of Comstock Homebuilding Companies, Inc. (the "Company"), enclosed is Amendment No. 2 to the Company's Registration Statement on Form S-1, marked to show changes from Amendment No. 1 to the Company's Registration Statement filed with the Securities and Exchange Commission (the "Commission") on October 1, 2004.

        On behalf of the Company, we submit the following responses to the comments contained in the letter of comment of the Commission staff (the "Staff") dated October 14, 2004, addressed to Mr. Christopher Clemente, Chief Executive Officer of the Company. The Staff's comments, in the original headings and numbers, are restated below and are set off in bold. The responses correspond to the headings and numbers noted in such letter.

        On behalf of the Company, we further supplementally submit as Attachment I, supporting information related to the Company's response to Comment # 14 below.

Risk Factors—Being a public company... page 17

1.
You indicate on page 17 that certain conditions existed that together constituted a material weakness in internal control. Please discuss the categories of transactions where adjustments were required to adhere to generally accepted accounting principles. Also please discuss what account information was not complete or supported by inaccurate data. In addition, please discuss the current effectiveness of your internal control environment. You should consider including a brief discussion of these matters in this Risk Factor with a cross-reference to a more detailed discussion under an appropriate caption elsewhere in this filing.

        Response:    The Company acknowledges the Staff's comments and has made appropriate changes to the Registration Statement, including by revising the referenced risk factor and adding a new section under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Use of Proceeds: page 23 and S Corporation Distributions: page 26

2.
On page 23 you state that approximately $14.6 million of the proceeds from this offering will be used to fund payment of all or a portion of S-corporation distributions, but on pages 26 and 85 you estimate the distribution to be approximately $12.6 million rather than the $14.6 million representing the entire outstanding balance of the promissory notes. On page 23 you state that in addition to paying S-corporation distributions, the $14.6 million will go to "other amounts owed to our current shareholders." Does this account for the $2 million discrepancy? Please clarify your disclosure in these areas.

        Response:    The Company has conformed the references throughout the Registration Statement to indicate that the amount of the distribution will be approximately $14.6 million.

Corporate Consolidation: page 4

3.
In your response to comment 11 on page 24 you state your intention to purchase all minority interests in four majority-owned LLCs, "none of which are owned, either directly or indirectly, by any of our affiliates..." On page 23 in your response to comment 10, however, you state that approximately $330,000 of the $8.5 million used to purchase the minority interests will be paid to three affiliates. Please reconcile these statements.

        Response:    The Company has revised the disclosure under "Corporate Consolidation" to be consistent with that under "Use of Proceeds."

Unaudited Pro Forma Information: pages 34-40

4.
The weighted average share information on page 38 under footnote 25 for the six-month period ended 6/03/04 does not agree with information provided on page F-15 under footnote 2—earnings per share. Please conform weighted average share and earnings per share information with the disclosures provided on page F-15.

        Response:    The Company has conformed the weighted average share information as requested by the Staff's comment.

Selected Financial and Other Data: pages 39-40

5.
The $11.5 million liability for previously recognized and undistributed S-corporation income accumulated through June 30, 2003 disclosed in footnote (d) on page 40 should be $14.6 million per footnote 8 on page 35.

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

MD&A—Results of Operations: pages 45-51

6.
We note as your response to comment 19 that on page 46 you have attributed the increase in operating "margin" wholly to increased revenues. While increased revenues would contribute to an absolute increase in operating income, they would not necessarily affect your "margin." Please provide disclosure that addresses factors that generated the 14.7 percentage point increase in "margin."

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

7.
Your disclosure on page 47 in response to comment 22 concerning other income and expense indicates that certain items such as bank fees and vendor rebates are included in this line item of your financial statements. Please tell us why (i) bank fees would not be included in selling general and administrative fees and (ii) vendor rebates would not be accounted for as an adjustment of your inventoried cost of real estate held for development and sale.

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

8.
Your "average sales price" information disclosed on page 47 indicates that the average price of your single-family homes increased by $387,500 from 2002 to 2003. Please review and amend this disclosure, if applicable. Additionally, how and why do these amounts differ from the average order price by product offering information provided on page 42?

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

Liquidity and Capital Resources—Credit Facilities: pages 51-53

9.
On page 51 under "Liquidity and Capital Resources," you indicate the company had approximately $21 million of equity financing at June 30, 2004. Your combined consolidated balance sheet reflects $11 million of minority interest and $8 million in shareholders' equity for a total of approximately $19 million. Please tell us what other equity components we have not considered.

        Response:    The Company has revised the disclosure consistent with the Staff's comment to reflect approximately $19 million of equity financing at June 30, 2004.

10.
The third sentence under "Limited Liability Companies.. ." on page 51 should refer to four active minority interest LLCs, rather than three.

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

11.
We note that the $214 million available under existing secured revolving and construction loans disclosed on page 52 includes $6.2 million of availability under shared construction and development loans relate to Comstock Service Corp., Inc. Your MD&A disclosures should address The Comstock Companies only.

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

Quantitative and Qualitative Disclosures About Market Risk; pages 55-56

12.
Your response to comment 40 indicates that the company did not have binding commitments but only options for the purchase of commodities, land or lots. The last sentence under "market risk" on page 56 indicates that in an attempt to mitigate price risks you have entered into "fixed price contracts." Is this disclosure still appropriate given your response to comment 40?

        Response:    The Company acknowledges the Staff's comment and has revised the disclosure to indicate that the contracts referenced are option contracts.

Description of Business: pages 57-71

13.
On page 57 under "Overview" please update the following disclosures, (i) percentage increases of revenue and operating income for the six months ended June 30, 2004, (ii) the backlog information for June 30, 2004 is the same as previously reported for March 31, 2003, and (iii) the backlog at June 30, 2004 appears to be $70.0 million (The Comstock Companies: $60.4 million and Comstock Service Corp: $9.6 million).

        Response:    The Company has updated the information consistent with the Staff's comment.

14.
On page 57 under "Our Markets" you discuss the strength of the Washington, DC employment market, specifically mentioning the significance of the federal government and professional and business services sectors, stating the percentage of the DC-area workforce employed in the latter sector. Please consider revising your disclosure to include the comparative percentage of the DC-area workforce employed by the federal government.

        Response:    The Company has included the percentage of the Washington, D.C. metropolitan statistical area's workforce employed by the federal government, in response to the Staff's comment. Furthermore, the Company is supplementally providing herewith as Attachment I the supporting information the Company has relied on in its response to Comment 14.

Our Communities: pages 65-69

15.
Please consider providing the "Total Active" weighted average sales price on the chart on page 66.

        Response:    The Company has provided the "Total Active" weighted average information as requested by the Staff's comment.

Certain Transactions. Consolidation; pages 84-85

16.
Disclose all currently proposed transactions relating to the corporate consolidation that affect the interest of any officer, director, security holder, or immediate family member thereof including those individuals listed in "Use of Proceeds' on page 23. Reconcile the amount of payments to & affiliates related to the acquisition of various minority interests on page 85 with those stated on page 23.

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

17.
In "Certain Transactions" and elsewhere in the Registration Statement there are numerous transactions with parties identified only by their relationship to insiders of the registrant (e.g., "Christopher Clemente's father-in-law"). Please revise these descriptions by naming such persons and indicating their relationship to the registrant. See Item 404(a).

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

Financial Statements

18.
Total interest incurred on page F-13 should represent the total amount of interest incurred by the company. In reviewing the supplemental cash flow data on page F-10, it would appear that not all interest has been capitalized. Please disclose on page F-13 the total interest incurred by the company. This disclosure also applies to similar disclosure on page F-35, if applicable.

        Response:    The Company has revised the disclosure on F-22 consistent with the Staff's comment.

19.
On page F-22 in "Related Party Transactions," you state that the company entered into lease agreements with an affiliated entity in July 2002, while elsewhere in the Registration Statement and in your supplemental response to prior comment 51, the date of this transaction is given as April 30, 2002. Please reconcile.

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

20.
Disclose and briefly describe the company's December 2003 and June 2004 promissory note agreements listed on page F-23 in "Certain Transactions," naming the related party and indicating your relationship with the party. Append these contracts as exhibits in accordance with Item 601(b)(10).

        Response:    The Company has revised the disclosure consistent with the Staff's comment.

21.
On page F-23 you disclose that in December 2003 you entered into a 12% $1 million related party promissory note agreement. Where is this note agreement reflected in note 9 on page F-20?

        Response:    The Company supplementally advises the Staff that the entry on page F-23 of Amendment 1 to the S-1 regarding the $1 million promissory note should have referenced an 18% rate. The correct promissory note has already been reflected in the "Notes payable to related parties" table in note 9. The Company has made the necessary corrections in note 11 to reflect the correct interest rate.

22.
On page F-25 please provide information as of June 30, 2004 for issued letters of credit and performance and payment bonds issued to third parties.

        Response:    The Company has updated the information consistent with the Staff's comment.

        Please do not hesitate to call me at (202) 533-2338 or Jason Simon at (703) 749-1386 should you have any questions concerning this filing or any of the above responses.

Very truly yours,

/s/  STEPHEN A. RIDDICK

Stephen A. Riddick

Enclosures

cc:
Christopher Clemente